UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): April 1, 2014 (April 1, 2014)

Commission file number 1-06155

SPRINGLEAF FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	35-0416090
(State of Incorporation)	(I.R.S. Employer Identification No.)

601 N.W. Second Street, Evansville, IN	47708
(Address of principal executive offices)	(Zip Code)

(812) 424-8031

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 1, 2014, Springleaf Holdings, Inc. (“SHI”), the indirect parent of Springleaf Finance Corporation (the “Company”), reported the Company’s and SHI’s filing of Forms 12b-25, Notification of Late Filing, with the Securities and Exchange Commission in connection with their Annual Reports on Form 10-K for the year ended December 31, 2013. The Company’s and SHI’s Annual Reports on Form 10-K were due on March 31, 2014, and the Company and SHI extended the filing deadline 15 calendar days. A copy of a press release issued by SHI regarding the Forms 12b-25 is filed with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued April 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPRINGLEAF FINANCE CORPORATION
(Registrant)
Date:	April 1, 2014	By	/s/ Minchung (Macrina) Kgil
Minchung (Macrina) Kgil
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued April 1, 2014.